Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Hubilu Venture Corporation (the “Company”) for the period ending June 30, 2020 as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), I, David Behrend, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 29, 2020	/s/ David Behrend
David Behrend
Chief Financial Officer
(Principal Financial Officer)